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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2005


                           TOWER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

    Indiana                      000-25287                       35-2051170
---------------                ------------                  -------------------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                116 East Berry Street, Fort Wayne, Indiana 46802
                ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (260) 427-7000

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a) On June 13, 2005, Tower Bank and Trust Company (the "Bank"), a wholly-owned subsidiary of Tower Financial Corporation (the "Registrant"), entered into an agreement with Magnifi, LLC ("Seller") to purchase real estate located at 6731 Old Trail Road, Fort Wayne, Indiana for a purchase price of $1.2 million. The Bank currently operates its Waynedale bank branch at this location and leases the real estate from Seller pursuant to a lease agreement dated April 7, 2003. The closing of the purchase transaction is subject to the satisfaction of certain conditions precedent which are customary in real estate acquisitions. Upon closing of the real estate purchase, the lease between the Bank and Seller will terminate.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     (a) On June 13, 2005, Tower Bank and Trust Company (the "Bank"), a wholly-owned subsidiary of Tower Financial Corporation (the "Registrant") entered into an agreement with Magnifi, LLC ("Seller") to purchase real estate that the Bank currently leases from Seller at 6731 Old Trail Road, Fort Wayne, Indiana pursuant to the terms described in Item 1.01 above, which is incorporated herein by reference. Upon closing of this purchase transaction, the lease agreement between the Bank and Seller dated April 7, 2003 (a copy of which has been filed as an exhibit to the Registrant's Form 10-K for the year ended December 31, 2003 and is incorporated herein by reference) will terminate and the Bank will take sole possession of the premises and contents therein.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 15, 2005

                                      TOWER FINANCIAL CORPORATION


                                      By: /s/ Donald F. Schenkel
                                          --------------------------------------
                                          Donald F. Schenkel, Chairman of the
                                          Board, President, and Chief Executive
                                          Officer